                                                                       Exhibit 1

                      SEVENTH AMENDMENT TO CREDIT AGREEMENT


             SEVENTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of October 1, 1997, among TRANSWORLD HEALTHCARE, INC. (the "Borrower"), the lenders party to the Credit Agreement referred to below (each a "Bank" and, collectively, the "Banks"), and BANKERS TRUST COMPANY, as Agent (in such capacity, the "Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.


                                   WITNESSETH:


              WHEREAS, the Borrower, the Banks and the Agent are parties to a Credit Agreement, dated as of July 31, 1996 (as in effect on the date hereof, the "Credit Agreement"); and

              WHEREAS, the parties hereto wish to amend the Credit Agreement as provided herein;


              NOW, THEREFORE, it is agreed:

I.       Amendments and Modifications to Credit Agreement.

         1. Notwithstanding the provisions of Section 13.20 or any other section of the Credit Agreement or any other Credit Document, it is acknowledged and agreed that the Borrower may consummate the HMI Merger so long as the following conditions are satisfied: (I) no Default or Event of Default is in existence at the time of the consummation of the HMI Merger or immediately after giving effect thereto, (II) the Borrower does not waive any condition precedent to the HMI Merger set forth in the HMI Merger Agreement without the consent of the Agent, provided that the Borrower may make immaterial waivers without the consent of the Agent, (III) the consideration payable to holders of stock of HMI in connection with the HMI Merger is as set forth in the HMI Merger Agreement on the date hereof, (IV) the aggregate consideration paid to holders of stock of HMI or options to purchase stock of HMI in connection with the HMI Merger (the "HMI Merger Consideration") does not exceed $2,800,000 and (V) the HMI Sale (as defined below) is consummated immediately following consummation of the HMI Merger.

         2. Notwithstanding the provisions of the Credit Agreement or any other Credit Document, it is acknowledged and agreed that the Borrower may sell substantially all of the assets (other than accounts receivable and certain retained assets as set forth in the HMI Sale Agreement (as defined below) ("the Retained Assets")) of HMI and its Subsidiaries to Stadtlander Drug Distribution Co., Inc. ("Stadtlander") (the "HMI Sale") and that the provisions of Section 3.03(c) shall not apply to the HMI Sale so long as the following conditions are satisfied: (I) the HMI Merger has been consummated in accordance with the terms of the Credit Agreement and this Amendment, (II) the HMI Sale is consummated in accordance with the Asset Purchase Agreement, dated as of October 1, 1997, among Health Management, Inc., Health Reimbursement Corporation, HMI Illinois, Inc., HMI Pennsylvania, Inc., HMI PMA, Inc., HMI Retail Corp., Inc., Home Care Management, Inc. (the "HMI Subsidiaries"), as Sellers, the Borrower, as Seller Guarantor, Stadtlander, as Purchaser, and Counsel Corporation, as Purchaser Guarantor and the schedules, exhibits and/or annexes thereto, (the "HMI Sale Agreement"), (III) the aggregate gross consideration received at the time of such sale (without giving effect to (x) any application of such amounts to the liabilities set forth on Annex XIV hereto and (y) any amounts loaned by Stadtlander to HMI or any of its Subsidiaries) is not less than $20,000,000 (less reductions of up to $2,000,000 based on book value adjustments in accordance with the HMI Sale Agreement) (the "HMI Consideration"), (IV) at the time of such sale Stadtlander lends a gross amount of not less than $20,000,000 to HMI and/or its Subsidiaries (the "Stadtlander Loan") as permitted by the Credit Agreement as amended by this Amendment, (V) not more than $10,000,000 of the amounts received in satisfaction of clauses (III) and (IV) is placed into escrow, which amounts shall be held in escrow either pursuant to an escrow arrangement required by the HMI Sale Agreement or pursuant to the Loan Escrow Agreement, dated as of October 1, 1997, between the Borrower and Bankers Trust Company, as Escrow Agent, (VI) upon consummation of the HMI Sale the Borrower shall receive an aggregate amount of not less than $15,000,000 from HMI from (1) repayment of outstanding HMI Loans held by the Borrower and/or (2) repayment of other amounts owing to the Borrower and its Subsidiaries (other than HMI and its Subsidiaries), (VII) not less than $15,000,000 of the amounts received in accordance with clause (VI) shall be applied by the Borrower to repay outstanding Loans and (VIII) after giving effect to the HMI Sale, HMI and its Subsidiaries have no material assets other than the Retained Assets (which shall include accounts receivable with an aggregate net value of at least $23,000,000 and no material liabilities other than pursuant to the HMI Sale Agreement and the Stadtlander Loan, liabilities owing to the Borrower and its Subsidiaries, liabilities owing to HPII and its Affiliates, and those liabilities set forth on Annex XIV to this Amendment.

         3. The parties hereto acknowledge and agree that failure by the Borrower to comply in all material respects with paragraphs one and two of this Amendment shall constitute an immediate Event of Default under the Credit Agreement.

         4. Section 4.02 is hereby amended by adding at the end thereof the following clause (d):

                  "(d) In addition to any other mandatory repayment pursuant to this Section 4.02, the Borrower shall be required to repay that principal amount of Revolving Loans, to the extent then outstanding, equal to (i) $15,000,000 on the HMI Sale Effective Date, (ii) $8,500,000 (less any amounts voluntarily prepaid pursuant to Section 4.01 during the period from but not including the HMI Sale Effective Date to and including December 31, 1997) on December 31, 1997, (iii) $500,000 (less any amounts voluntarily prepaid pursuant to Section 4.01 during the period from and including January 1, 1998 to and including February 28, 1998) on February 28, 1998 and (iv) $1,000,000 (less any amounts theretofore voluntarily prepaid pursuant to Section 4.01 during the period from and including March 1, 1998 to and including the Final HMI Sale Prepayment Date) on the Final HMI Sale Prepayment Date."

         5. Section 8.01(k) of the Credit Agreement is hereby amended by (1) deleting the word "Promptly" appearing in the first sentence thereof and inserting in lieu thereof the phrase "At any time on or prior to the HMI Merger Effective Date," and (2) inserting immediately following the phrase "after the HMI Stock Purchase Effective Date" appearing in the second sentence thereof the phrase "and ending prior to the HMI Merger Effective Date".

         6. Section 8.14(a) of the Credit Agreement is hereby amended by deleting the last sentence thereof and inserting in lieu thereof the following sentence:

             "Notwithstanding anything herein to the contrary, no Permitted Acquisition may be effected without the consent of the Required Banks, which consent may be granted or withheld by the Banks in their sole discretion."

         7. Section 8.19 of the Credit Agreement is hereby amended by deleting the text contained therein and inserting in lieu thereof the following text:

             "On or prior to December 31, 1997, the Borrower shall have filed the preliminary proxy materials necessary under the Securities Exchange Act of 1934 to consummate the Supplemental Payables Equity Financing and receive the Hyperion Trade Payables."

         8. Section 9.01 of the Credit Agreement is hereby amended by inserting at the end thereof the following new clause:

                  "(e) HMI and its Subsidiaries shall (x) engage in no business other than and (y) take no actions and incur no liabilities except related to, the Retained Assets, the Retained Liabilities, the HMI Sale Agreement and the Stadtlander Loan."

         9. Section 9.02 of the Credit Agreement is hereby amended by inserting immediately following the phrases "Domestic Subsidiary of the Borrower" and "Wholly-Owned Domestic Subsidiary of the Borrower" each time either such phrase appears in clauses (f) and (g) of said Section the parenthetical "(other than HMI and its Subsidiaries)".

         10. Section 9.03 of the Credit Agreement is hereby amended by (1) deleting the word "and" at the end of clause (l) thereof, (2) deleting the period at the end of clause (m) thereof and inserting in lieu thereof ";" and
(3) inserting at the end thereof the following new clauses:

                  "(n) Liens created pursuant to the Stadtlander Loan Documents on Retained Assets constituting accounts receivable of HMI and its Subsidiaries securing the Stadtlander Loan;

                  (o) rights established pursuant to HMI Sale Documents to cash held in escrow in an amount not to exceed $2,500,000 less amounts released from such escrow arrangement; and

                  (p) rights established pursuant to the Stadtlander Loan
             Documents to proceeds of the Stadtlander Loan held in escrow in an amount not to exceed to the lesser of (x) $10,000,000 less the amount in escrow on the HMI Sale Date as permitted by clause (o) and (y) the aggregate principal amount of the Stadtlander Loan, securing the Stadtlander Loan."

         11. Section 9.04 of the Credit Agreement is hereby amended by (1) deleting the word "and" at the end of clause (i) thereof, (2) relettering clause
(j) thereof as clause (k) and (3) inserting at the end of clause (i) the following new clause:

                  "(j) Indebtedness of HMI and its Subsidiaries constituting the
             Stadtlander Loan (and the guaranty thereof by the Borrower); and"

         12. Section 9.05 of the Credit Agreement is hereby amended by (1) inserting immediately following the phrases "Wholly-Owned Subsidiaries" and "Wholly-Owned Subsidiary" each time either such phrase appears in clause (f) thereof the parenthetical "(other than HMI and its Subsidiaries)", (2) inserting immediately following the phrase "Third Amendment Effective Date" appearing in clause (r) thereof the phrase "and prior to the occurrence of the HMI Merger Effective Date", (3) deleting the word "and" at the end of clause (s) thereof,
(4) deleting the period at the end of clause (t) thereof and inserting in lieu thereof "; and" and (5) inserting at the end thereof the following additional clause:

                  "(u) the Borrower may make additional HMI Loans to HMI and its
             Subsidiaries, provided that (i) the aggregate amount of such HMI Loans does not exceed $12,000,000 less the amount by which the aggregate gross consideration received at the time of the HMI Sale was reduced by the application of amounts to the liabilities set forth on Annex XIV hereto to the extent such amounts otherwise would have been payable to HMI, (ii) no Default or Event of Default under Section 10.11 then exists or would result therefrom, and
             (iii) the proceeds of any such HMI Loans are used promptly to make payments on liabilities of HMI and its Subsidiaries."

         13. Section 9.12 of the Credit Agreement is hereby amended by (1) inserting immediately following the phrase "the Omnicare Stock Purchase Documents" appearing in clause (i) thereof the phrase ", any Stadtlander Loan Document, any HMI Sale Document" and (2) inserting immediately following the phrase "any Seller Subordinated Notes" appearing in clause (ii) thereof the phrase "or the Stadtlander Loan, provided that voluntary principal repayments may be made by HMI and its Subsidiaries on the Stadtlander Loan with the proceeds from any collection by HMI and its Subsidiaries of amounts owing to them under their accounts receivable".

         14. Section 9.12(a)(iii) of the Credit Agreement is hereby amended by inserting the following new clause (w) immediately preceding clause (x):

                  "(w) those changes to the Partners II Second Stock Purchase
             Agreement contained in the First Amendment to Partners II Second Stock Purchase Agreement,"

         15. Section 9.15(a) of the Credit Agreement is hereby amended by deleting the phrase "prior the consummation of the HMI Merger" appearing in the last sentence thereof and inserting in lieu thereof the phrase "unless requested by the Required Banks".

         16. Section 10 of the Credit Agreement is hereby amended by (1) inserting "or" at the end of Section 10.10 thereof and (2) inserting following
Section 10.10 the following new Section 10.11:

                  "10.11 HMI Sale Net Proceeds. The HMI Sale Net Proceeds Amount
             shall at any time, (i) after the HMI Merger Effective Date and on or prior to December 30, 1997, be less than $15,000,000, (ii) from and including December 31, 1997 to and including February 27, 1998, be less than $23,500,000, (iii) from and including February 28, 1998 to but excluding the Final HMI Sale Prepayment Date be less than $24,000,000 and (iv) thereafter be less than $25,000,000."

         17. The definition of "Partners II Second Stock Purchase Agreement" appearing in Section 11 of the Credit Agreement is hereby amended by inserting the phrase ", as amended in accordance with the First Amendment to Partners II Second Stock Purchase Agreement" immediately before the period at the end thereof.

         18. The definition of "Supplemental Payables Equity Financing" appearing in Section 11 of the Credit Agreement is hereby amended by deleting the number "1,234,176" appearing therein.

         19. Section 11 of the Credit Agreement is hereby amended by inserting immediately prior to the period at the end of the definition of "Subsidiary" the following new proviso:

             "provided further that notwithstanding anything to the contrary contained in this agreement and any other Credit Document, on and after the HMI Merger Effective Date (I) the provisions of Section
             8.11 (although the capital stock of HMI (other than capital stock constituting Margin Stock) owned by the Borrower and its Subsidiaries other than HMI and its Subsidiaries shall be required to be pledged pursuant to the Pledge

             Agreement) shall not apply to HMI or any of its Subsidiaries unless the Required Banks deliver a written notice to the Borrower stating otherwise, (II) neither HMI nor any of its Subsidiaries shall be required to become a party to the Subsidiaries Guaranty, the Pledge Agreement or the Security Agreement unless requested to do so in writing by the Required Banks, (III) none of the capital stock of any Subsidiary of HMI (except to the extent owned by the Borrower and its Subsidiaries other than HMI and its Subsidiaries and not constituting Margin Stock) shall be required to be pledged or delivered to the Collateral Agent unless such pledge or delivery is requested in writing by the Required Banks and (IV) HMI and its Subsidiaries may (1) transfer assets (other than accounts receivable), (2) make advances, investments or loans and (3) declare or pay a Dividend, in each case amongst themselves"

         20. Section 11 of the Credit Agreement is hereby amended by inserting in appropriate alphabetical order the following new definitions:

                  "Final HMI Sale Prepayment Date" shall mean the later of (x)
             March 1, 1998 and (y) the date on which HMI or any of its Subsidiaries receives payment from its insurers with respect to the litigation related to the Second Restated Stipulation of Partial Settlement, but in any event shall not be later than June 30, 1998.

                  "First Amendment to Partners II Second Stock Purchase
             Agreement" shall mean the amendment to the Partners II Second Stock Purchase Agreement in substantially the form of the draft dated September 29, 1997.

                  "HMI Merger Effective Date" shall mean the date on which the
             HMI Merger is consummated in accordance with the terms of this Agreement and the Seventh Amendment.

                  "HMI Sale Net Proceeds Amount" shall mean, at any time, an amount equal to (A) the sum of (x) $2,900,000 and (y) the aggregate amount received by the Borrower during the period from and including the HMI Sale Effective Date to and including such time from (1) repayment of outstanding HMI Loans held by the Borrower and (2) repayment of other amounts owing to the Borrower and its Subsidiaries (other than HMI and its Subsidiaries) less (B) amounts invested by the Borrower and its Subsidiaries (other than HMI and its Subsidiaries) in

             HMI during such period (including without limitation pursuant to Section 9.05(u)).

                  "HMI Sale" shall mean the sale of substantially all of the assets (other than Retained Assets) of HMI and its Subsidiaries to Stadtlander of HMI and its Subsidiaries to Stadtlander.

                  "HMI Sale Documents" shall mean the Asset Purchase Agreement, dated as of October 1, 1997, among Health Management, Inc., Health Reimbursement Corporation, Inc., HMI Illinois, Inc., HMI Pennsylvania, Inc., HMI PMA, Inc., HMI Retail Corp., Inc., Home Care Management, Inc., as Sellers, the Borrower, as Seller Guarantor, Stadtlander, as Purchaser, and Counsel Corporation, as Purchaser Guarantor and the schedules, exhibits and annexes thereto.

                  "HMI Sale Effective Date" shall mean the date on which the HMI
             Sale is consummated in accordance with the terms of this Agreement and the Seventh Amendment.

                  "Retained Assets" shall mean those assets held by HMI and its
             Subsidiaries on the HMI Sale Effective Date after giving effect to the HMI Sale.

                  "Retained Liabilities" shall mean those liabilities set forth on Annex XIV to this Agreement in existence on the HMI Sale Effective Date and after giving effect to the HMI Sale (other than liabilities under the HMI Sale Documents and the Stadtlander Loan Documents).

                  "Seventh Amendment" shall mean the Seventh Amendment to this
             Agreement, dated as of October 1, 1997.

                  "Stadtlander" shall mean Stadtlander Drug Distribution Co.,
             Inc.

                  "Stadtlander Loan" shall mean the loan in the amount of
             $20,000,000 (less any repayments of principal thereof) by Stadtlander to HMI and its Subsidiaries guaranteed by the Borrower pursuant to and in accordance with the Stadtlander Loan Documents.

                  "Stadtlander Loan Documents" shall mean the Loan Agreement, dated as of October 1, 1997, among the HMI Subsidiaries, as

             Borrowers, and Stadtlander, as Lender, the Loan Escrow Agreement, dated as of October 1, 1997, among the Borrower, the HMI Subsidiaries and Stadtlander, the Loan Escrow Agreement, dated as of October 1, 1997, between the Borrower and Bankers Trust Company, as Escrow Agent, and the Pledge Agreement, dated as of October 1, 1997, among the HMI Subsidiaries and Stadtlander and all other documents executed in connection with the Stadtlander Loan."

                  "Supermajority Banks" shall mean those Non-Defaulting Banks which would constitute the Required Banks under, and as defined in, this Agreement if the percentage "50%" contained therein were changed to "66-2/3%.""

         21. The Credit Agreement is hereby further amended by adding new Annex XIV in the form attached hereto as Annex XIV.

         22. As consideration for the approval of this Amendment, the parties hereto acknowledge and agree that, notwithstanding anything to the contrary contained in the Credit Agreement or any other Credit Document, the Borrower shall not be permitted to request or incur any additional Loans or to request or have any additional Letters of Credit issued for its account, in either case unless and until either (x) the Agent and the Required Banks or (y) the Supermajority Banks, in all cases in their sole discretion, otherwise agree.

         The parties hereto acknowledge and agree that either the Agent and/or one or more Banks may, in their sole discretion, decline to agree to permit the Borrower to request or incur additional Loans or to request or have any additional Letters of Credit issued for its account pursuant to the Credit Agreement (as contemplated by the immediately preceding paragraph) or may impose conditions on such permission and (ii) neither the Agent nor any Bank shall have any liability whatsoever to the any of the parties hereto, or any other Person, as a result of any refusal (for any reason whatsoever) of the Agent and/or one or more Banks to grant permission as is required above with respect to additional Loans or Letters of Credit as described above.

         The parties hereto further acknowledge and agree that in the event that on December 31, 1997 (x) no Default or Event of Default then exists and (y) the Borrower shall have made all repayments of Loans required by Sections 4.02(d)(i) and (ii), then the Banks shall endeavor in good faith to eliminate the approval requirement of this Section 22 with respect to additional Loans on and after January 1, 1998 in an amount not to exceed $3,000,000 in accordance with, and subject to compliance with all terms and conditions (including applicable conditions precedent) contained in, the Credit Agreement, provided that all proceeds of such Loans shall be required to be used for the working capital purposes of the Borrower and its Subsidiaries (other than HMI and its Subsidiaries).

II.      Miscellaneous Provisions.

         23. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that:

             (a) no Default or Event of Default exists as of the Seventh Amendment Effective Date (as defined below), after giving effect to this Amendment; and

             (b) all of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects as of the Seventh Amendment Effective Date, both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Seventh Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

         24. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

         25. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

         26. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         27. This Amendment shall become effective as of the date (the "Seventh Amendment Effective Date") when (i) the Borrower, each other Credit Party and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at its Notice Office and (ii) the HMI Merger is consummated in accordance with the terms of the Credit Agreement and this Amendment. The Agent shall promptly notify the Borrower and the Banks in writing of the Seventh Amendment Effective Date.

         28. From and after the Seventh Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                                  *   *   *

         IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.


                                       TRANSWORLD HEALTHCARE, INC.,
                                        as Borrower



                                       By  /s/
                                         ---------------------------------
                                         Name:
                                         Title:



                                       BANKERS TRUST COMPANY,

                                               Individually and as Agent



                                       By  /s/
                                         ---------------------------------
                                         Name:
                                         Title:



                                       THE BANK OF NEW YORK



                                       By  /s/
                                         ---------------------------------
                                         Name:
                                         Title:

                                       BANQUE PARIBAS



                                       By  /s/
                                         ---------------------------------
                                         Name:
                                         Title:



                                       By  /s/
                                         ---------------------------------
                                         Name:
                                         Title:



                                       UNION BANK OF SWITZERLAND,
                                               NEW YORK BRANCH



                                       By  /s/
                                         ---------------------------------
                                         Name:
                                         Title:



                                       By  /s/
                                         ---------------------------------
                                         Name:
                                         Title:


                                       FLEET BANK, N.A.



                                       By  /s/
                                         ---------------------------------
                                         Name:
                                         Title:

Each of the undersigned, each being a Subsidiary Guarantor pursuant to the Credit Agreement referenced in the foregoing Seventh Amendment and a party to various Security Documents, hereby acknowledges and agrees to the foregoing provisions of the Seventh Amendment.

Acknowledged and
Agreed this first day
of October, 1997.


DERMAQUEST, INC.,
  as a Pledgor



By  /s/
  ---------------------------------
  Title:



MK DIABETIC SUPPORT
SERVICES, INC.,
  as a Pledgor



By  /s/
  ---------------------------------
  Title:



THE PROMPTCARE COMPANIES, INC.,
  as a Pledgor



By  /s/
  ---------------------------------
  Title:

THE PROMPTCARE LUNG CENTER, INC.,
  as a Pledgor



By  /s/
  ---------------------------------
  Title:



STERI-PHARM, INC.,
  as a Pledgor



By  /s/
  ---------------------------------
  Title:



TRANSWORLD HOME HEALTHCARE NURSING DIVISION, INC., as a Pledgor



By  /s/
  ---------------------------------
  Title:



RESPIFLOW, INC.,
  as a Pledgor



By  /s/
  ---------------------------------
  Title: